EXHIBIT 10.1



                                LEASE AGREEMENT

This LEASE AGREEMENT ("Lease") made effective the 27th day of December, 1999, between Simon Group Limited Partnership, an Ohio limited partnership, having an office at 3000 E. 14'h Avenue, Columbus, Ohio 43219, (hereinafter called "Landlord") and Kahiki Foods, Inc., an Ohio corporation, having an office at 3583 E. Broad Street, Columbus, Ohio 43213 (hereinafter called "Tenant").

WITNESSETH: Landlord leases to Tenant and Tenant leases from Landlord office space and warehouse/assembly space which combined area is commonly known as:
3004 E. 14th Avenue, Columbus, Ohio 43219, consisting of approximately 22,095 feet, (hereinafter called "the Demised Premises" or "the Premises") as more particularly described in Exhibit "A" for the term and upon the payment of the rents and the keeping, performance and observance of all other terms, covenants, provisions, conditions and limitations hereinafter set forth, and each of the parties covenants and agrees to keep, perform and observe all of the same on its part to be kept, performed and observed.

1.TERM. The initial term of this Lease shall commence on February 1,2000, and end on January 31, 2005, both dates inclusive. Provided Tenant is not in default under this Lease, Tenant shall have the option to renew this Lease for two (2) successive three (3) year renewal periods with the first beginning at the end of the initial lease term and the second beginning at the end of the initial renewal period. In order to exercise each renewal option hereunder, Tenant must not be in default under this Lease and must provide Landlord with written notice of its intention to do so 180 days prior to the end of the original term or any renewal period under this Lease. All terms and conditions of any renewal period shall remain the same as the initial lease term excepting the right of further renewal and any other matter herein specifically mentioned. All parties to this Lease and liable thereon by virtue of this Lease and any guaranty of same shall be and remain bound and liable for any such renewal period to the same effect and extent as though such renewal period had been part of the initial tenn.

2. RENT. Tenant covenants and agrees to pay Landlord the Base Rent and Additional Rent (hereinafter Base Rent and Additional Rent shall be collectively referred to as "Rent"), commencing on February 1,2000, for the Demised Premises. As Base Rent, Tenant shall pay Landlord the sum of Fifty-Five Thousand Two Hundred ThirtySeven and 50/100 Dollars ($55,237.50) per annum payable in equal installments of Four Thousand Six Hundred Three and 13/100 Dollars ($4,603.13), in advance, on the first day of each and every calendar month of the initial tenn of this Lease, without any deduction or set-off whatsoever.


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As Additional Rent to reimburse Landlord for its payment of Taxes pursuant to
Paragraph 4, Common Area Maintenance Charges pursuant to Paragraph 7D, and Insurance pursuant to Paragraph 8, Tenant shall pay Landlord the amount of Twenty-Two Thousand Ninety-Five and 00/100 Dollars ($22,095.00) per annum ($1.00 per square foot of Demised Premises), payable in equal monthly installments of One Thousand Eight Hundred Forty-One and 25/1 00 Dollars ($1,841.25) in advance on the first day of each and every calendar month of the initial term of the Lease without any deduction or set off whatsoever. Tenant covenants and agrees that all Base Rent and Additional Rent hereunder shall be paid to Landlord in legal tender of the United States of America without any demand therefor, at the office herein above set forth, or at such other place as Landlord may from time to time designate by notice in writing. All overdue installments of Rent or any other amounts due to Landlord from Tenant under this Lease shall bear interest at the rate of one and one-half percent (1-1/2 %) per month, for each month or any part thereof during which there is any overdue installments.

3. RENEWAL RENT. Tenant covenants and agrees to pay Landlord, during any renewal period(s), Base Rent as defined herein and Additional Rent. As Base Rent during the first renewal period Tenant shall pay Landlord a sum equal to the greater of One Hundred Six Thousand Nine Hundred Eighty-Five and 88/1 00 Dollars ($106,985.88) per annum or the annual sum determined by multiplying the sum of One Hundred Six Thousand Nine Hundred Eighty-Five and 88/100 Dollars ($106,985.88) by a number equal to the CPI Index as of December 2005 divided by the CPI Index of December 1999. The sum which represents the annual Base Rent shall be paid in twelve (12) equal installments, in advance, on the first day of each and every calendar month of the first renewal period of this Lease, without any deduction or set-off. As Base Rent during the second renewal period Tenant shall pay to Landlord a sum equal to the greater of the annual Base Rent for the first renewal period or a sum determined by multiplying the annual Base Rent during the first renewal period by a number equal to the CPI Index as of December 2008 divided by the CPI Index of December 2005. The sum which is determined to be the annual Base Rent for the second renewal period shan be paid in twelve (12) equal installments, in advance, on the first day of each and every calendar month of the second renewal period of this Lease without any deduction or set-off whatsoever. "CPI" shall mean the Consumer Price Index, an cities, an urban consumers, revised as published by the Bureau of Labor Statistics, United States Department of Labor. If at any time during this Lease the CPI shall cease to be published, there shall be substituted therefor the most similar inflation indicator then published.

         As Additional Rent during the first renewal period Tenant shall pay Landlord a sum equal to the greater of Twenty- Two Thousand Ninety-Five and 00/100 Dollars


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($22,095.00) per annum or the annual sum determined by multiplying the sum of
Twenty-Two Thousand Ninety-Five and 00/100 Dollars ($22,095.00) by a number equal to the CPI Index as of December 2005 divided by the CPI Index of December 1999. The sum which represents the annual Additional Rent shan be paid in twelve
(12) equal installments, in advance, on the first day of each and every calendar month of the first renewal period of this Lease, without any deduction or set-off. As Additional Rent during the second renewal period Tenant shall pay to Landlord a sum equal to the greater of the annual Additional Rent for the first renewal period or a sum determined by multiplying the annual Additional Rent during the first renewal period by a number equal to the CPI Index as of December 2008 divided by the CPI Index of December 2005. The sum which is determined to be the annual Additional Rent for the second renewal period shall be paid in twelve (12) equal installments, in advance, on the first day of each and every calendar month of the second renewal period of this Lease without any deduction or set-off whatsoever. "CPI" shan mean the Consumer Price Index, all cities, all urban consumers, revised as published by the Bureau of Labor Statistics, United States Department of Labor. If at any time during this Lease the CPI shall cease to be published, there shall be substituted therefor the most similar inflation indicator then published.

4. REAL ESTATE TAXES. "Taxes" shall be herein defined as all assessments, both general and special, levies and governmental impositions and charges of every kind and nature whatsoever assessed, imposed or levied upon the parcel of which the Demised Premises is a part during the term of this Lease and any extension or renewal thereof. Landlord shall pay and be responsible for payment of Taxes.

5. PROJECT SERVICES.

         A. Provided Tenant is not in default under any of the covenants and agreements of this Lease, Landlord shall furnish Tenant with electric current used in connection with the parking area lighting. Any installation of special equipment (such as intermittent operating equipment) must have the prior approval of Landlord. Any new or additional electrical facilities in or servicing the Premises required by Tenant (if permitted) shall be installed, furnished or made by Landlord at Tenant's expense. All expense of maintenance and cleaning of fluorescent lighting equipment located in the Premises shall be borne by Tenant and all electricity used during cleaning services or alterations and repairs in said Premises shall be paid by Tenant.

         B. Landlord represents that portable water, sanitary sewer and electricity is currently available to this site. Landlord, while not warranting that any of the Project services stipulated in this Paragraph 5 will be free from interruptions or suspensions caused by inspections, cleaning, repairs, renewals, improvements, alterations, strikes,


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lockouts, accidents, inability of Landlord to procure such service, or to obtain fuel or supplies, and for other causes or causes beyond Landlord's reasonable control, or for emergency, will nevertheless diligently attempt to make such repairs or renewals to building distributions lines and facilities as may be required to restore any such service so interrupted or suspended. An interruption or suspension of, or fluctuation in, any Project service (resulting from any of said cause or causes) shall never be deemed an eviction or disturbance of Tenant' s use and possession of the Premises, or any part thereof, nor render Landlord liable to Tenant for damages, nor relieve Tenant from performance of Tenant's covenants and agreements hereunder.

         C. Landlord does hereby agree to provide space in the parking area immediately adjacent to the Premises located on the north side of the building for installation of a pad upon which to locate a 12' x 20' nitrogen tank provided that adequate space is available. Tenant shall pay all costs, including but not limited to cost of construction and installation, associated with said pad and the installation of the nitrogen tank. Should Landlord incur any cost(s) associated with the locating of this pad or the maintaining of a nitrogen tank upon Landlord's property, including but not limited to increased insurance premiums or permit fees, Tenant shall, immediately upon receipt from Landlord of invoice for same, reimburse Landlord for such cost(s). At the conclusion of the lease term, or any renewal period, Tenant, at its sole cost, shall remove the nitrogen tank and pad and restore Landlord's property to the condition in which it was originally in at the time the pad was installed or to such other condition acceptable to Landlord and which is comparable with the condition of Landlord's property at that time.

6. UTILITIES.

         A. Tenant shall pay for all utilities serving, or used in connection with, Tenant's occupancy of the Premises including, without limitation, water, electricity, natural gas, sewer rental and telephone and shall sign all application forms and other documents, if any, which may be necessary in order to obtain separate meters for such utilities.

         B. At all times, Tenant's use of any such services shall never exceed the capacity of the mains, feeders, ducts and conduits bringing such service to the Demised Premises or of the outlets, risers, wiring, piping, duct work or other means of distribution of such service within the Demised Premises.

         C. Tenant shall be responsible for and shall pay all cost(s) associated with the removal of rubbish from the Premises.



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7. MAINTENANCE OF DEMISED PREMISES.

         A. Landlord shall maintain at its cost: the roof and exterior walls, excepting any doors or windows therein, common areas (including parking lots and drives) and any structural portions of the Demised Premises; making repairs thereto becoming necessary during the initial term and any renewal period unless occasioned by any act or negligence of Tenant, its agents, contractors, invitees, or employees in which event such damage shall be repaired by Landlord at Tenant's sole cost and expense or in the event Landlord pays for such damage then Landlord shall be entitled to reimbursement from the Tenant within fifteen
(15) days after Landlord invoices Tenant.

         B. Tenant covenants and agrees to keep and maintain the Demised Premises and the fixtures and improvements therein in good order, condition and repair, and to make promptly all repairs or replacements becoming necessary during the initial term and any renewal period as extended including, but without limitations, repairs or replacements of windows, doors, glass ( which shall be replaced with glass of the same size and quality), electrical, plumbing and sewage lines and fixtures within the Demised Premises, and all heating, air conditioning, ventilating and refrigeration equipment and ducts and vents attached thereto within or which service the Demised Premises, interior walls, floor covering and ceilings, and all elevators, docks, conveyors, fire extinguishers and building appliances of every kind. All repairs and replacements made by Tenant shall be equal in quality to the original work.

         C. On default of Tenant in making any repairs or replacements required to be made by Tenant hereunder or in maintaining the Demised Premises, Landlord may, but shall not be required to, make such repairs or replacements or to maintain the Demised Premises for Tenant's account, and the expenses thereof shall be payable by Tenant on demand, or at Landlord's election, together with the next installment of Rent due hereunder.

         D. Landlord shall maintain at its cost the common areas including without limitation, the cost of lighting, cleaning, repairing, striping, sealing and snow plowing of the walkways, drives, parking lots, service areas and other common areas; exterior repairs; roof maintenance; service contracts; landscaping; and all other expenses paid in connection with the operation of the Premises and property of which the Premises is a part.("Common Area Maintenance Charges").

8. INSURANCE BY LESSOR. Landlord shall, during the term of this Lease, keep the buildings and improvements compnsmg the Project, of which the Premises is a part, adequately insured against loss or damage by fire and other casualties covered by standard extended coverage insurance as issued in the State of Ohio, and shall


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maintain public liability insurance in an amount not less than One Million and
00/1 00 Dollars ($1,000,000.00) per person and per occurrence ("Insurance").

9. RIGHTS RESERVED BY LANDLORD. Without abatement or diminution in Rent, Landlord reserves and shall have the following rights:

         A. To approve and install all signs with respect to Tenant's use of the Premises (provided that such installment shall be at Tenant's sole expense); and

         B. Upon reasonable notice to Tenant to enter the Premises at all reasonable times (1) for the making of such inspections, repairs, renewals, alterations, improvements or additions of, or to, the Premises or the building as Landlord may deem necessary or desirable; (2) to exhibit the Premises to others during the last six (6) months of the initial term or any renewal period hereunder; and (3) for any purpose whatsoever related to the safety, protection, preservation or improvement of the Demised Premises or of the building or of Landlord's interest. Landlord shall take reasonable steps not to disrupt Tenant's operations in Landlord's exercise of its rights to enter the Premises or as provided hereunder.

10. ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not, without the prior written consent of Landlord in each instance (which consent shall not be unreasonably or arbitrarily withheld),
(1) assign, mortgage, hypothecate or convey this Lease or any interest therein;
(2) allow any transfer hereof of any lien upon Tenant's interest by operation of law; (3) sublet the Premises or any part thereof; or (4) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant. The consent of Landlord to any such assignment, conveyance or subletting by Tenant shall not operate as a waiver of the necessity for a consent to any subsequent assignment, conveyance or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Tenant. Such consent shall not relieve Tenant from liability hereunder, past, present or future, for the payment of Rent and any amounts due Landlord from Tenant under this Lease or the performance or observance of any of the terms and conditions of this Lease Agreement, and Tenant shall continue to be fully liable hereunder.

         B. If Tenant is a corporation, then any transfer of this Lease Agreement from Tenant by merger, consolidation or liquidation, or any change in ownership or power to vote of a majority of Tenant's outstanding voting stock shall constitute an assignment for the purpose of this Lease Agreement and shall require the prior written consent of Landlord.



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11. USE.

         A. Tenant shall use and occupy the Demised Premises as a business office and/or a USDA approved food processing plant and/or warehouse and for no other purpose.

         B. Tenant shall not use or permit the Demised Premises to be used for any unlawful or illegal business or purpose, nor sell or store on the Demised Premises any spirituous, malt or vinous liquor or any narcotic drugs or any explosives or inflammable materials. Tenant shall use, maintain and occupy the Demised Premises in a careful, safe and proper manner and shall not permit waste or the maintenance of a nuisance therein. Tenant will keep the Demised Premises and appurtenances and the adjoining areas and sidewalks in a clean, safe and healthy condition. Tenant, at its sole expense, shall comply promptly with all laws, orders and regulations of federal, state, county and municipal authorities and with any direction of any public officer or officers which shall impose any liability, order or duty upon Landlord or Tenant with respect to Tenant's use or occupancy of the Demised Premises. Tenant shall not permit the Demised Premises to remain vacant and shall not do or permit to be done any act or thing upon the Demised Premises which will invalidate or be in conflict with any fire or casualty insurance policies or increase the rate for fire or casualty insurance covering the building. If, by reason of failure of Tenant to comply with the provisions hereof including, but not limited to, the use to which Tenant puts the Premises, the fire and casualty insurance rate shall at the commencement of the term or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord for that part of all fire and casualty insurance premiums thereafter paid by Landlord which shall have been charged because of such failure or use by Tenant and shall make whatever changes are necessary to comply with the requirements of the utility companies, insurance underwriters and governmental authorities having jurisdiction thereof.

12. TENANT'S TAXES. Tenant covenants and agrees to pay promptly when due all taxes assessed against Tenant's fixtures, furnishings, equipment and stock-in-trade placed in or on the Demised Premises during the term of this Lease.

13. POSSESSION.

         A. If Landlord shall be unable to deliver possession of the Premises on the date of the commencement of the term hereby created because of (1) the fact that the Premises shall be in the course of construction on the date of commencement of the term of this Lease, or (2) any other cause beyond Landlord's reasonable control, the Rent reserved shall not commence until the date of possession of the Premises is


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available to Tenant and, in the event such date shall be in the middle of the month, then the Rent for such portion of a month shall be the product of the number of days of actual occupancy and a fraction, the numerator of which is the annual Rent hereunder and the denominator of which is 360. Tenant agrees to accept such allowance and abatement of Rent as liquidated damages, in full satisfaction for the failure of Landlord so to deliver possession on said date of commencement, and to the exclusion of all claims and rights which Tenant might otherwise have by reason of delivery of possession not being made on said date except that Tenant shall also have the remedy of terminating this Lease if the Premises cannot be delivered by June 1, 2000; and no failure so to deliver possession on said date shall in any event extend, or be deemed to extend, the term of this Lease. Nonstandard or additional work, if any, undertaken by Landlord for Tenant shall not be considered in determining the date when possession is available to Tenant.

         B. In the event that Tenant enters into possession of the Premises and uses and occupies the Premises for business purposes prior to the date of commencement of the term of this Lease, Tenant agrees that such use and occupancy shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease, including the covenant to pay Rent except as provided herein.

14. INDEMNITY AND INSURANCE BY TENANT.

         A. All personal property belonging to Tenant or to any other person located in or about the Premises, or the areas adjoining the Premises, including the parking areas, shall be there at the sole risk of Tenant or such other person, and neither Landlord nor Landlord's agents or employees shall be liable for the theft, loss or misappropriation thereof, nor for any damage or injury thereto, nor for death or injury of Tenant or any of its officers, agents or employees or of any other person or damage to property caused by fire, water, rain, sprinklers, snow, frost, ice, steam, heat, cold, dampness, falling plaster, explosion, sewers, or sewerage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring, and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the Project, or of any other person, or caused in any other manner whatsoever, nor shall Landlord be liable for any latent defect in the Premises or of any damage, death, injury or defect therein. Tenant shall protect, indemnify and save harmless Landlord from all losses, costs or damages sustained by reason of any act or other occurrence or failure to act causing death or injury to any person or damage to property whomsoever or whatsoever due directly or indirectly to the use or occupancy of the Premises, or the areas adjoining the Premises, including the parking areas, or any part thereof by Tenant, and Tenant shall indemnity and save harmless Landlord against and from any and all claims arising from any act of negligence of Tenant or any of its agents,


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contractors, servants, employees, licensees or invitees, and against and from all costs, counsel fees, expenses and liabilities incurred with respect to any such claim, action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord covenants to resist or defend at Tenant's expense such action or proceeding by counsel reasonably satisfactory to Landlord. Nothing herein contained shall be construed to relieve Landlord of the consequence of its own negligence or the negligence of Landlord's agents or employees.

         B. Tenant agrees that, at its own expense, it will procure and continue in force, Comprehensive General Liability insurance insuring against personal injury, bodily injury and property damage occurring in, upon or about the Demised Premises, including all damage to or from sign, glass, awning, fixtures or appurtenances now or hereinafter erected on the Demised Premises during the term of this Lease, such insurance at all times to be in an amount of not less than a combined single limit of One Million and 00/100 Dollars ($1,000,000.00). Such insurance shall name Landlord and Landlord's mortgagee as "Additional Named Insured" and shall be written with a company or companies authorized to engage in the business of general liability insurance in the State of Ohio, and there shall be delivered to landlord customary insurance certification evidence of such paid-up insurance and copies of the policies. Such insurance shall further provide that the same may not be cancelled, terminated or modified unless the insurer gives Landlord and Landlord's mortgagee(s) at least fifteen (15) days prior written notice thereof.

         The above-mentioned insurance certifications and policies which are to be provided by Tenant shall be for a period of not less than one (1) year, it being understood and agreed that fifteen (15) days prior to the expiration of any policy of insurance, Tenant will deliver to Landlord a renewal or new policy to take the place of the policy expiring, with the further agreement that, should Tenant fail to furnish policies as is provided in this Lease, and at the time herein provided, Landlord may obtain such insurance and the premiums on such insurance shall be paid by Tenant unto Landlord upon demand.

15. HOLDING OVER. Should Tenant remain in possession of the Premises after the expiration of the initial term or any renewal penod ot this Lease without the consent of Landlord, then, without diminishing in any respect Landlord's other remedies with respect to Tenant's failure to vacate the Premises, Tenant shall be on a month to month tenancy at one and one-half (1-1/2) times the Rent otherwise due under this Lease and such tenancy shall otherwise be subject to all of the covenants and agreements of this Lease.



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16. TAKING OF POSSESSION. Tenant takes possession of the Premises "As Is".
Landlord does not make any representation or warranty as to the condition of the Premises including but not limited to the HV AC, electrical, plumbing, sewer and refrigeration systems. Taking of possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises was in good order and satisfactory condition and/or acceptable to Tenant when Tenant so took possession. No representation respecting the condition of the Premises or the Project has been made by Landlord to Tenant unless contained herein; and no promise of Landlord to prepare, alter or improve the Premises for Landlord's or Tenant's use and occupancy shall be binding upon Landlord unless contained herein. Landlord shall not be liable to Tenant for any expenses, injury, death, loss or damages resulting from frame work done in or upon, or by reason of the use of any adjacent or nearby building, land or public or private way, or resulting from construction of any additional building, land or public or private way, or resulting from construction of any additional buildings within the Project; provided, however, that Landlord shall use its best efforts so as to not unreasonably interfere with Tenant's use of the Premises and the adjacent parking areas in connection with any construction by Landlord within the Project.

17. AL TERA TION. It is understood, acknowledged and agreed that Tenant does take and lease the Demised Premises "As Is" and no representations are made or have been made by Landlord concerning the condition of the Premises and/or any of the fixtures and/or trade fixtures contained therein, including but not limited to the refrigeration equipment located in the premises, except as set forth herein. Tenant shall be solely responsible for the renovating, remodeling and or repair of the Premises and the fixtures and equipment contained therein. All such renovation, remodeling and/or repair of the Premises and the fixtures and equipment contained therein shall be at Tenant's sole cost and expense and shall not be commenced without first obtaining Landlord's written consent for same. Tenant shall not make any structural alterations, additions or improvements or other changes in or to the structure of the Premises without Landlord's prior written consent in each and every instance which shall not be unreasonably withheld. Before any such work is commenced or any materials therefor are delivered on the Premises, Tenant shall provide Landlord with plans, specifications, names of contractors and necessary permits; shall indemnify and hold harmless Landlord against and from liens, costs, damages, and expenses of all kinds; and shall submit to Landlord's reasonable supervision of said work.

18. SURRENDER AT END OF TERM. At the expiration, or earlier termination in any manner, of the initial term or any renewal period hereof Tenant shall quit and surrender the Premises, together with all installations, improvements, and alterations, including but not limited to trade fixtures, which may have been installed by Landlord or Tenant and which Landlord and Tenant agree shall become the property of


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Landlord (it being understood and agreed that Tenant's furniture, movable partitions and standard business office machines and equipment shall remain Tenant's property and may be removed by Tenant), in as good condition and repair as when possession was delivered, reasonable use and wear, loss or damage by fire, the elements or other casualty not resulting from the willful or negligent acts of Tenant, Tenant's agents, employees or invites excepted. Upon such expiration or termination, should Landlord request Tenant to do so, Tenant agrees to remove or cause the removal of, all at Tenant's cost for such removal, all additions, installations, alterations, fixtures, and improvements made by Tenant upon the Premises and Tenant shall repair at Tenant's expense any damage to the Premises caused by such removal; any of the same not so removed, or removed and not properly repaired, may be removed and repaired by Landlord, and Tenant agrees to pay the cost thereof and to indemnify Landlord and hold Landlord harmless therefore; and if Landlord does not remove and repair the same, the same shall be deemed abandoned by Tenant and shall belong absolutely to Landlord.

19. UNTENANTABILITY. If the Premises shall be partially damaged by rue or other casualty, this Lease shall remain in full force and effect and the damage to the Premises shall be repaired by Landlord, and the Rent until such repairs shall be made shall be abated on a per diem basis proportionate to the extent and for the period that the Premises is unfit for occupancy; provided, however, that there shall be no abatement of Rent if the damage shall have been caused by the fault or neglect of Tenant, or Tenant's agents, contractors, servants, employees, licensees or invites, which shall be without prejudice to any other rights or remedies of Landlord. Landlord shall incur no liability on account of any delay in the completion of such repairs which may arise by reason of adjustment of insurance, labor difficulties or any other cause beyond Landlord's control. If all or substantially all of the Premises is wholly destroyed or is made unfit for occupancy by rue or other casualty, acts of God or other cause, in Landlord's reasonable judgment, Landlord may elect, by written notice to Tenant within ninety (90) days after the casualty date, (1) to terminate this Lease as of the date when the Premises or the building is so destroyed or made unfit for occupancy, or (2) to repair, restore or rehabilitate the Premises or the building at Landlord's expense within six (6) months after Landlord is able to take possession of the damaged Premises and undertake construction of repairs; and if Landlord elects to so repair, restore or rehabilitate the Premises or the building, this Lease shall not terminate, but Rent shall be abated on a per diem basis proportionate to the extent and for the period that the Premises is unfit for occupancy. In the event Landlord shall proceed under (2) above and shall not substantially complete the work within said six (6) month period (excluding from such period loss of time resulting from delays beyond the reasonable control of Landlord), either Landlord or Tenant may then terminate this Lease, as of the date when the Premises or the building was so made unfit for occupancy, by written


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notice to the other not later than ten (10) days after the expiration of said six (6) month period, computed as herein provided. In the event of termination of this Lease pursuant to this paragraph, Rent shall be apportioned on a per diem basis to and including the effective date of such termination, and Tenant shall promptly vacate the Premises and surrender the same to Landlord. If the damage or destruction be due to the fault or neglect of Tenant, or Tenant's agents, contractors, servants, employees, licensees or invites, the debris shall be removed at the expense of Tenant. Notwithstanding anything herein stated to the contrary, Landlord shall in no event be obligated to repair or rebuild if such damage or destruction shall occur during the last one (1) year term of this Lease.

20. DEFAULT.

         A. Tenant covenants and agrees that if:

         1. Tenant shall fail, neglect or refuse to pay any installment of Base Rent and/or Additional Rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, and if any such default should continue for a period of more than ten (10) days; or

         2. Tenant shall make an assignment for the benefit of creditors or if the interest of the Tenant in said Premises shall be sold under execution or other legal process; or

         3. Tenant shall be adjudged a bankrupt or if a receiver or trustee shall be appointed for the Tenant by any court; or

         4. Tenant shall abandon or vacate the premises or shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained and covenanted and agreed to be kept and performed by it, and in the event any such default shall continue for a period of more than ten (10) days after notice thereof given in writing to Tenant by Landlord, provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Tenant shall be deemed to have complied with such notice so long as it has commenced to comply with said notice within the period set forth in the notice and is diligently prosecuting compliance of said notice or has taken the proper steps or proceedings under the circumstances to prevent the seizure, destruction, alteration or other interference with said Premises by reason of non-compliance with the requirements of any law or ordinance or with the rules, regulations, or direction of any governmental authority as the case may be;

         Then the Tenant shall be deemed to be in default of this Lease and does hereby authorize and fully empower Landlord or Landlord's agents, at Landlord's sole option, to (1) re-enter into possession of the Demised Premises, with process of law, and expel, remove or put out Tenant or any other person or persons occupying said Premises, and to repossess said Premises, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used by Landlord, and/or (2) sue for and recover all Rent earned up to the date of such reentry; and/or (3) terminate the Tenant's right of possession without terminating the Lease; and/or (4) terminate the Tenant's right of possession, re-enter and resume possession of the Demised Premises without such re-entry working in forfeiture of the Rents to be paid and the covenants, agreements and conditions to be kept and performed by Tenant for the initial term and any renewal periods of this Lease; and/or (5) remove all property of Tenant from the Premises and such property may be removed and stored in an appropriate warehouse or elsewhere at the cost of and for the account of the Tenant, with evidence of notice and resort to legal process and without being deemed guilty of trespass or becoming liable for loss or damage which may be occasioned thereby; and/or (6) have the right but not the obligation to divide or subdivide the Premises in any manner Landlord may determine and to lease or let the same or portions thereof for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals for such letting first to the payment of Landlord's expense incurred in repossessing the Premises and the cost and expense of making such improvements in the Premises as may be necessary in order to enable Landlord to re-Iet the same, and to the payment of any brokerage commission, and reasonable attorneys' fees or other necessary expenses of Landlord in connection with such repossession and re-Ietting with the balance, if any, applied by Landlord from time to time on account of payments due or payable by tenant hereunder, with the right reserved to Landlord to bring such action or proceedings for the recovery of any deficits remaining unpaid as Landlord may deem favorable from time to time, without being obligated to await the end of the term hereof for the final determination of Tenant's account and Tenant shall have no interest in any monies received upon re-Ietting.

         B. Landlord may, at its option, while such default or violation of covenant or condition continues, declare all or any portion of the Base Rent and Additional Rent or other amounts due to Landlord from Tenant under this Lease, and accrued and unpaid interest provided for in this Lease, for the full term of this Lease remaining unpaid due and payable at once.

         C. The various rights, remedies, powers and elections of Landlord, reserved, expressed or contained in this Lease, are cumulative and no one of them shall be deemed exclusive of the others or of such other rights, remedies, powers, options or elections which are now, or may hereafter be, conferred upon Landlord by law or in equity. In addition to all other remedies, Landlord is entitled to the restraint by injunction of all violations, actual, attempted or threatened of any covenant, condition or provision of this Lease and it is specifically agreed that Landlord shall not be required to prove irreparable harm, it being stipulated by Tenant, or to post a bond in excess often Dollars ($10.00) in connection with any injunction or restraining order pertaining to this Lease or the Tenant's occupancy of the Premises.

         D. Tenant agrees that Landlord shall retain a lien and have perfected security interest in favor of Landlord for all improvements whether denominated building, leasehold improvements or fixtures ("Improvements") constructed, installed in or on the Premises and financed by Tenant as contemplated under this Lease. The Tenant agrees upon the request of Landlord to execute financing statements in favor of Landlord securing its interest in the Improvements, as established hereunder. Tenant shall have the right to separately finance and mortgage all leasehold improvements and equipment.

         E. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease Agreement, the relationship of Landlord and Tenant, Tenant's use or occupancy of the leased Premises, and/or any claim of injury or damage.


         F. In case suit shall be brought by Landlord for recovery of possession of the leased Premises, for the recovery of Rent or any other amounts due to Landlord from Tenant under the provisions of this Lease, or because of the breach of any covenant herein contained on the part of Tenant to be performed, and a breach shall be established, Landlord shall be entitled to receive as additional damages all expenses incurred by Landlord in bringing such action, including, but not limited to, reasonable attorneys' fees.

21. SUBORDINATION; ESTOPPEL CERTIFICATES.

         A. Subordination. This Lease shall be subject and subordinate to each mortgage, deed of trust, master lease, ground lease or other similar instrument of encumbrance now or hereafter covering any or all of the Premises, (and each renewal, modification, consolidation, replacement or extension thereof) (each of which is herein referred to as a "Mortgage"), all automatically and without the necessity of any action by either party hereto but only if holder of such Mortgage agrees not to disturb Tenant's rights hereunder as provided herein.

         B. Attornment and Non-Disturbance. Tenant shall promptly within ten
(10) days after the request of Landlord or the holder of any Mortgage (hereinafter referred to as "Mortgagee"), execute, acknowledge and deliver such further instrument or instruments evidencing such subordination as Landlord or such Mortgagee deems necessary or desirable, and (at such Mortgagee's request) attorning to such Mortgagee, provided that such Mortgagee agrees with Tenant that such Mortgagee will, in the event of a foreclosure of any such Mortgage or deed of trust (or termination of any such ground lease) take no action to interfere with Tenant's rights hereunder, except on the occurrence of an event of Default.

         C. Subordination of Mortgage. Notwithstanding the foregoing subparagraphs, any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining Tenant's, or anyone claiming by, through or under Tenant, consent by giving Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation, and thereafter such Mortgage shall have the same rights as to this Lease as it would have had were this Lease executed and delivered before the execution of such Mortgage.

         D. Estoppel Certificates. Tenant shall from time to time within ten
(10) days after being requested to do so by Landlord or any Mortgagee, execute, acknowledge and deliver to Landlord (or, at Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee) an instrument, certifying (I) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (2) as to the dates to which Rent and any other amounts due to Landlord from Tenant under this Lease, and any other charges arising hereunder have been paid; (3) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder; (4) as to the date that the Tenant has accepted possession of the Premises and the date on which the Term commenced; (5) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and, (6) as to any other fact or condition reasonably requested by Landlord or such other addressee; and acknowledging and agreeing that any statement contained in such certificate may be relied upon by Landlord and any other such addressee.

22. NOTICES. In every instance where it shall be necessary or desirable for Landlord to serve any bill, notice or demand upon Tenant, such bill, notice or demand shall be deemed sufficiently given or made if, in writing, mailed by registered or certified, United States mail, postage prepaid, and addressed to Tenant at the address indicated on the first page of this Lease, and the time of giving or making such notice or demand shall be deemed to be the time when the same is mailed as herein provided. Any notice by Tenant to Landlord must be sent by registered, or certified, United States mail, postage prepaid, addressed to the Landlord at the address indicated on the first page of this Lease unless notified by Landlord, in writing, of a different address to which notice is to be sent.

23. NO WAIVER.

         A. No receipt of money by Landlord from Tenant with or without knowledge of the breach of covenants of this Lease, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of the Premises shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the term or any renewal period(s) of this Lease or affect any such notice, demand or suit.

         B. No delay on the part of Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other, or further, exercise thereof or the exercise of any other right, power or privilege.

         C. No act done or thing said by Landlord or Landlord's agents or employees shall constitute a cancellation, termination or modification of, or eviction or surrender under this Lease or a waiver of any covenant, agreement or condition hereof, nor relieve Tenant from Tenant's obligation to pay the Rent reserved or other charges to be paid hereunder. An acceptance of surrender, waiver or release by Landlord and any cancellation, termination or modification of this Lease must be in writing signed by Landlord. The delivery of keys to any employee or agent of Landlord shall not operate as a surrender or as a termination of the Lease, and no such employee or agent shall have any power to accept such keys prior to the termination of this Lease.

         D. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated and reserved shall be deemed to be other than on account of the earliest stipulated Rent then due and payable, nor shall any endorsement or statement on any check, or letter accompanying any Rent check or payment be deemed an accord and satisfaction, and Landlord may accept the same without prejudice to Landlord's right to recover any balance due or to pursue any other remedy in this Lease provided.

24. INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay Rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressed or implied to be supplied or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from doing so by reason of strike or labor troubles or any outside cause whatsoever including, but not limited to, governmental preemption in connection with a national emergency or by reason of a rule, order or regulation of any department or subdivision thereof or of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any fire or other casua.lty or act of God.

25. MECHANICS' LIENS. If, because of any act or omission of Tenant or anyone claiming by, through or under Tenant, any mechamcs' or other lien or order for payment of money shall be filed against the Premises, or against Landlord (whether or not such lien or order is valid or enforceable as such). Tenant shall, at Tenant's own cost and expense, cause the same to be cancelled and discharged of record within thirty (30) days after the date of filing thereof, and shall also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

26. PARKING. For the term of this Lease the Tenant and its agents, employees, servants, contractors, licensees and invitees shall have the non-exclusive right to park passenger motor vehicles in the parking areas adjoining the Premises. It is understood that Tenant holds such right upon the terms and conditions herein; and the further understanding that such areas shall not include any part thereoflimited to and so designated by the Landlord solely for the use by Landlord or its agents or for visitors to the Project. Also, Tenant agrees that no vehicles will be parked or staged in the area that may be required from time to time by Landlord for the free flow of traffic to and from the building. Nothing contained herein shall act as a guarantee by Landlord of sufficient space for parking nor shall Landlord be responsible for the safety of Tenant, its employees, invitees, customers and/or agents and or the property of said persons while in or located upon the parking areas.

27. SEPARABILITY. The holding of any court that any provision in this Lease is invalid or unenforceable shall not atfect the remaining provisions of this Lease which shall remain in full force and effect.

28. BROKER. Custom Cuts of St. Paul, Inc., Custom Cuts of Columbus, Inc. and Brad Beckman, individually, jointly and severally shall be responsible for the payment of all commissions due to Joe Polis of Polis & Simon, Inc., Realtors and Michael C. Spencer Of Ruscilli Real Estate Services, Inc. Landlord hereby represents and warrants to Tenant and Tenant hereby represents and warrants to Landlord that no other real estate brokers have been retained in connection with this Lease and each shall hold the other harmless and indemnify the other for any such commission.

29. LEASE CONTINGENT UPON. It is agreed that this lease agreement is contingent upon (I) Tenant obtaining, within ninety (90) days, after the date first above set forth, USDA approval of the Premises and Tenant's use of same; (2) Tenant obtaining necessary permits and approvals to complete all renovations and remodeling of the Premises; and, (3) Tenant obtaining, within sixty (60) days, after the date first above set forth, acceptable financing to complete all renovations and remodeling of the Premises. Tenant shall use its best efforts to obtain such approvals. In the event Tenant is unable, after making a commercially reasonable and good faith effort to do so, to obtain any of the approvals required herein, Tenant shall immediately notify Landlord in writing of its failure to obtain the necessary approvals, and shall, within ten (10) days of providing notice, vacate the Premise, and return the Premises to Landlord in the same or similar condition as it was at the time Tenant took possession of same and this Lease shall be deemed to be null and void and all obligations and rights of Landlord and Tenant, except for Landlord's right to retain all sums paid and to collect all sums due as of the date Tenant vacates the Premises pursuant to this paragraph, shall terminate. One hundred (100) days after the date first above written, should Tenant have failed to provide notice as provided herein of its inability to obtain the approvals noted above, the contingencies of this paragraph are deemed to have been waived by Tenant.

30. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties hereto and shall not be modified in any manner except by an instrument in writing executed by said parties or their respective successors in interest.

31. PARAGRAPH HEADINGS. The paragraph headings appearing in this Lease are inserted only as a matter of convenience and for reference purposes, and in no way define, limit or describe the scope and intent of this Lease, or any paragraph hereof, nor in any way affect it.

32. QUIET ENJOYMENT. If Tenant shall (I) pay the Rent, the charges for services stipulated herein and other amounts to be paId to Landlord by Tenant, and (2) well and faithfully keep, perform and observe all of the covenants, agreements and conditions herein stipulated be kept, performed and observed by Tenant, Tenant shall at all times during the term of this Lease have the peaceable and quiet enjoyment of the Premises without hindrance of Landlord or any person lawfully claiming under Landlord, subject, however to the terms of this Lease and any Mortgage against the Project, or any portion thereof.

33. ASSIGNS. The covenants, agreements and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, subject, however, to the provisions hereof requiring the consent of Landlord to any assignment of this Lease or subletting of the Premises.

34. SECURITY DEPOSIT. Upon the execution hereof, Tenant shall deliver to Landlord an amount equal to Six Thousand Four Hundred Forty-Four and 38/100 ($6,444.38) hereunder which shall serve as a security deposit (the "Security Deposit") to secure the full and faithful performance by Tenant hereunder. Landlord shall have the right, but not the obligation, to use all or any part of the Security Deposit to satisfy any default by Tenant hereunder, and in the event Landlord as aforesaid, Tenant agrees to deliver to Landlord, on demand, an amount equal to the amount so expended by Landlord plus such additional amount (if any) as may be necessary to restore the Security Deposit to its full amount. Landlord's Security Deposit shall not bear interest. Upon the termination of the term of this Lease (other than by reason of default of Tenant) the Security Deposit shall be returned to Tenant by Landlord after deduction therefrom by Landlord of Landlord's expenses, if any, in restoring the Premises to the condition required herein. In the event of the termination of this Lease by reason of default by Tenant, Landlord may retain any Security Deposit as minimum stipulated damages, which shall not, however, preclude Landlord from asserting any other claims against Tenant, or proving any additional damages or costs suffered by Landlord (including reasonable attorney's fees) by reason of such default, or pursuing any other remedies Landlord may have against Tenant.

35. MEMORANDUM OF LEASE. Landlord and Tenant agree not to record this Lease Agreement but rather, upon request ot either party, agree to execute and record a short form Memorandum of Lease complying with Revised Code ss.530 1.251.

36. CONSENT OF CUSTOM CUTS. Pursuant to a certain Settlement Agreement entered into between the Landlord and Custom Cuts ot St. Paul, Inc., Custom Cuts of Columbus, Inc. and Brad Beckman, individually (hereinafter collectively referred to as "Custom Cuts") executed on or about March 25, 1999, Custom Cuts hereby consents to Landlord entering into this Lease. Further, Landlord and Custom Cuts agree that Custom Cuts shall be responsible for paying Landlord the amount of Two Thousand Four Hundred Seventy-One and 111100 Dollars ($2,471.11) per month on the first day of each and every month during the entire term of this Lease pursuant to Paragraph 12(a) of the Settlement Agreement; provided, however, in the event that Tenant terminates this Lease pursuant to Paragraphs 13 or 29 of this Lease, then Custom Cuts shall be responsible for payment of Eight Thousand Nine Hundred Fifteen and 49/100 Dollars ($8,915.49) per month from the date of such termination through January 31, 2005. In the event that Tenant does not terminate the Lease pursuant to Paragraphs 13 or 29, then Custom Cuts' duties under Paragraphs 17 and 18 of the Settlement Agreement shall be deemed satisfied. Except as expressly provided for in this Paragraph 36, all rights and duties of the parties under the Settlement Agreement shall continue in full force and effect. Notwithstanding any provision in this Paragraph 36 to the contrary, Tenant shall continue to be fully liable for all amounts due pursuant to Paragraphs 7, 8 and 10 of the Settlement Agreement.

WITNESS WHEREOF, Landlord and Tenant have executed triplicate originals of this Lease Agreement, effective as of the day, month and year first above written.

WITNESS:                      LANDLORD:
                              SIMON GROUP LIMITED PARTNERSHIP, an
                            Ohio limited Partnership
                              By: Simco Realty Ltd. An Ohio limited liability company, its General Partner

_________________________     By:___________________________________
                              CHARLES M. SIMON, Managing Member
-------------------------
WITNESS:                      TENANT:
                              Kahiki Foods, Inc., an Ohio corporation

                              By: _______________________________

                              Its_________________________________


WITNESS:                      AS TO PARAGRAPHS 28 and 36
                              CUSTOM CUTS OF ST. , INC., a Minnesota
                              corporation f/k/as BECKMAN PRODUCE,
                              INC.

_______________________                By:____________________________________

_______________________                Its:____________________________________

WITNESS:                           CUSTOM CUTS OF COLUMBUS, INC., a
                                   Minnesota corp .

__________________________                  By:__________________________


__________________________                  Its:__________________________


                                 ACKNOWLEDGMENT

STATE OF OHIO                       :
COUNTY OF FRANKLIN                          :        ss

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named Landlord, Simon Group Limited Partnership, by its general partner Simco Realty Ltd, by Charles M. Simon, its managing member, who acknowledged that he did sign the foregoing instrument on behalf of said limited liability company, and that the same was his free act and deed personally and on behalf of said limited liability company.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 30th day of December, 1999.
                                                 ----------------------------
                                                      Notary Public
                                 LESLIE A WHITE

                                 ACKNOWLEDGMENT


STATE OF OHIO                       :
 COUNTY OF FRANKLIN                         :        ss

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named Tenant, Kahiki Foods, Inc., an Ohio corporation, by ______________,, its _____________, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation, and that same was his/her free act and deed personally and on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 4th day of January,2000.


                                          ---------------------------
                                          Notary Public
                  KENNETH H. KlSNER
                                          Notary Public, State of Ohio
                                          My Commission Expires Sept. l,
                                               2003

                                 ACKNOWLEDGMENT
STATE OF ______________________ :
COUNTY OF____________________:                                         ss

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named Custom Cuts of St. Paul, Inc. f/k/a Beckman Produce, a Minnesota corporation, by Brad Beckman, its CEO, who acknowledged that he/she did sign the foregoing instrument on behalf of said' corporation, and that same was his/her free act and deed personally and on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at ____________________________Milwaukee, Wisc. This 31st day of December, 1999.

                                    --------------------------------------
                                    --------------------------------
                                  Notary Public
                                 JEFFREY TENDLER

                                 ACKNOWLEDGMENT

STATE OF Wisconsin        :
 COUNTY OF MILWAUKEE:                                ss

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named Custom Cuts of Columbus, Inc., a Minnesota corporation, by Brad Beckman, its CEO, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation, and that same was hislher free act and deed personally and on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Milwaukee, Wisconsin, this 3lst day of December,' 1999.

                                                       -------------------------
                                                       Notary Public
                                 JEFFREY TENDLER

ACKNOWLEDGMENT

STATE OF Wisconsin                  :
 COUNTY OF Milwaukee                        :        ss

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named Brad Beckman, Individually, who acknowledged that he did sign the foregoing instrument, and that same was his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Milwaukee, Wisconsin, this 31st day of December, 1999.
                                                    ---------------------------
                                                       Notary Public
                                 JEFFREY TENDLER

                                    EXHIBIT A

                         Description of Demised Premises

Description consists of a manual site plan showing the placement of the buildings and parking spaces relative to Fourteenth Avenue.

                             UNCONDITIONAL GUARANTY

IN CONSIDERATION of the leasing by Simon Group Limited Partnership, an Ohio limited partnership (hereinafter referred to as "Lessor") to Kahiki Foods, Inc., an Ohio corporation, (hereinafter referred to as "Guarantor"), by a Lease Agreement dated the 27th day of December, 1999, to which this Unconditional Guaranty is attached, of the Premises described in the Lease Agreement and in consideration of other good and valuable consideration, the receipt and legal sufficiency of all of which is hereby acknowledged, the undersigned unconditionally guarantee to Lessor the due and punctual payment, to whomever may be entitled thereto, of all monies payable by Lessee for and in respect of the full term of the Lease Agreement and any assignment, extension, renewal, or modification thereof including but not limited to any assignment, renewal or modification beyond the expiration date of the original term, whether as base rent, additional rent, damages, costs, expenses, or otherwise, and further guarantee the performance of all the undertakings, covenants and obligations imposed upon the Lessee by the Lease Agreement.

The undersigned expressly waive notice of the acceptance of this Unconditional Guaranty and notice of any and all defaults under the Lease Agreement by the Lessee, and waive any and all notices to which they might otherwise be entitled, as Guarantor, under law. The undersigned hereby also agree and consent that Lessor may, in its sole discretion, at any time without notice, and from time to time: (a) grant any indulgence to Lessee with respect to the fulfillment and performance by Lessee of any or all of their undertakings, covenants and obligations of Lessee or under the Lease Agreement; and (b) adjust any dispute with Lessee in connection with the Lease Agreement.

The obligations of this Guaranty shall be binding upon the undersigned, its successors and assigns.

Executed this 4th day of January, 2000.


WITNESSES:                                            GUARANTORS:

-----------------------------                --------------------------
                                             MICHAEL TSAO

__________________________                            ALICE TSAO

         Sworn to and subscribed in my Presence this 4th day of January, 2000.

[SEAL]

-----------------------
Notary Public

KENNETH H. KISNER
 NOTARY PUBLIC, STATE Of OHIO
MY COMMISSION EXPIRES SEPT l,2003